SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  -------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                             March 10, 2004


                              Hecla Mining Company
  ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
  ---------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-8491                                        82-0126240
  ---------------------------------------------------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


  6500 North Mineral Drive, Suite 200
  Coeur d'Alene, Idaho                                83815-9408
  ---------------------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)


                                 (208) 769-4100
   ---------------------------------------------------------------------------
                         (Registrant's Telephone Number)

Item 5.   Other Events

         The following information is being furnished under Item 5 of Form 8-K:
On March 10, 2004, Hecla Mining Company (the "Company") issued a news release regarding its gold production being withheld from export from Venezuela, pending an administrative review. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.




                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HECLA MINING COMPANY



                                        By: /s/  Michael B. White
                                            ------------------------------------
                                            Name:  Michael B. White
                                            Title: Corporate Secretary


Dated: March 11, 2004

                                  EXHIBIT INDEX



Exhibit No.                    Title
-----------                    -----

Exhibit 99 -  Hecla Mining Company News Release dated March 10, 2004






























                                       -3-